                                 EXHIBIT 99 (C)

                    Mid-South Bancorp, Inc. and Subsidiaries
              Unaudited Interim Consolidated Financial Statements
                            dated September 30, 1993

                            MID-SOUTH BANCORP, INC.
                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 1993 AND DECEMBER 31, 1992

                                                                              September 30, 1993    December 31, 1992

ASSETS
 1.        Cash and due from banks                                                      $6,202,295          $7,612,176
 3.        Federal funds sold                                                            5,425,668           6,357,797
                                                                                        ----------          ----------
                 Total cash and cash equivalents                                        11,627,963          13,969,973
 2.        Interest bearing deposits in other banks                                              0              52,998
 6.        Investment securities (Market values September 30, 1993 - $51,013,817;
                 December 31, 1992 - $59,722,305) (Note 2)                              49,505,173          58,972,782
 7.        Loans, net (Note 3)                                                         113,082,102         101,811,861
 8.        Premises and equipment (Note 4)                                               4,377,395           4,438,959
              Investment property                                                           80,000              80,000
10.        Other assets
              (1)   Organization costs, net of amortization                                 72,856              97,290
              (2)   Other real estate, net of amortization                                 708,558           2,082,006
                    Accrued interest receivable                                          1,644,663           1,676,975
                    Other receivables                                                    1,408,194             306,716
                    Future income tax benefit                                              635,363              79,941
                    Bond servicing rights, at amortized cost                               291,452             326,682
                    Excess cost over fair value of net assets acquired, at amortized cost  373,247             867,049
                    Other                                                                  293,223             225,481
                                                                                       -----------         -----------
11.        Total assets                                                               $184,100,189        $184,988,713
                                                                                       ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

                             Liabilities
                             -----------
12.        Deposits
              (1)   Demand deposits - noninterest bearing                              $19,601,115         $23,745,812
              (2)   Savings deposits - interest bearing                                 59,113,529          55,812,890
              (3)   Time deposits - interest bearing                                    85,232,740          87,338,540
                                                                                       -----------         -----------
                    Total deposits                                                     163,947,384         166,897,242
13.        Short-term borrowings
              (1)   Securities sold under agreements to repurchase                          24,760              50,190
              (3)   Interest bearing demand notes issued to the U. S. Treasury             701,412             734,724
15.        Other liabilities
              (1)   Income taxes payable                                                       482              69,961
              (5)   Accounts payable and accrued expenses                                1,508,310           1,000,261
                    Minority interest in consolidated subsidiary                           442,184             424,651
16.        Long-term debt (Note 4)                                                       4,874,247           3,776,670
                                                                                       -----------         -----------
                    Total liabilities                                                  171,498,779         172,953,699
                                                                                       -----------         -----------

                             Stockholders' Equity
                             --------------------
21.        Common stock, no par, $2.22 stated value; authorized 1,000,000 shares;
                 395,785 (1993) and 400,785 (1992) shares issued and outstanding
                 (Note 5)                                                                  879,522             890,633
22.        Other stockholders' equity                                                   11,721,888          11,144,381
                                                                                       -----------         -----------
              Total stockholders' equity                                                12,601,410          12,035,014
                                                                                       -----------         -----------

23.        Total liabilities and stockholders' equity                                 $184,100,189        $184,988,713
                                                                                       ===========         ===========

                            MID-SOUTH BANCORP, INC.
                                AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
               THREE MONTHS ENDED SEPTEMBER 30, 1993 AND 1992 AND
                 NINE MONTHS ENDED SEPTEMBER 30, 1993 AND 1992



                                                                                               Year to Date
                                                                    Three Months Ended       Nine Months Ended
                                                                        September 30,          September 30,
                                                                     -----------------        ---------------
                                                                     1993         1992        1993       1992
                                                                     ----         ----        ----       ----
 1.        Interest and fees on loans                             $2,500,986  $2,278,165  $7,290,767  $6,278,398
 2.        Interest and dividends on investment securities
              1.    Taxable interest income                          655,410     907,488   2,246,462   2,299,610
              2.    Nontaxable interest income                       123,027     108,990     360,022     342,730
 4.        Other interest income
              1.    Interest on federal funds sold                    43,105      83,298     132,631     232,033
              2.    Interest on deposits in other banks                  146       1,137         982       3,415
                                                                   ---------   ---------  ----------   ---------
 5.        Total interest income                                   3,322,674   3,379,078  10,030,864   9,156,186
                                                                   ---------   ---------  ----------   ---------
 6.        Interest on deposits
              2.    Savings deposits                                 426,403     425,193   1,277,264   1,180,284
              3.    Time deposits                                  1,038,493   1,245,745   3,162,756   3,422,189
 7.        Interest on short-term borrowings                           4,813       5,497      18,585      13,591
 8.        Interest on long-term debt (Note 4)                        71,680      65,691     187,455     154,647
                                                                   ---------   ---------  ----------   ---------
 9.        Total interest expense                                  1,541,389   1,742,126   4,646,060   4,770,711
                                                                   ---------   ---------   ---------   ---------
10.        Net interest income                                     1,781,285   1,636,952   5,384,804   4,385,475
11.        Provision for loan losses                                 160,000     185,000     497,500     570,000
                                                                   ---------   ---------  ----------   ---------
12.        Net interest income after provision for loan losses     1,621,285   1,451,952   4,887,304   3,815,475
13.        Other income
              (a)   Commissions and fees from fiduciary activities    77,311      79,983     246,188     260,569
              (c)   Insurance commissions, fees and premiums          10,086      27,210      37,245      74,397
              (d)   Fees for other customer services                 236,520     263,572     708,366     669,496
              (h)   Investment securities gains and losses
                      (identified certificate method)               (15,935)      25,574       5,607      35,284
                    Other income                                      60,160      19,541     168,014     107,300
                                                                   ---------   ---------  ----------   ---------
                                                                   1,989,427   1,867,832   6,052,724   4,962,521
                                                                   ---------   ---------   ---------   ---------
14.        Other expenses
              (a)   Salaries and employee benefits                   724,399     753,337   2,156,932   1,929,587
              (b)   Net occupancy expense of premises                224,314     228,021     670,953     548,314
                    Taxes and licenses                               162,532     106,469     414,480     296,929
                    Stationary and supplies                           41,212      52,805     145,825     142,394
                    Minority interest in net income (loss)
                      of consolidated subsidiaries                     4,782     (5,091)      17,533     (6,012)
                    Loss on sale of other real estate                221,967           -     221,967           -
                    Other expenses                                   402,429     396,964   1,181,648   1,000,669
                                                                   ---------   ---------  ----------   ---------
                      Total other expenses                         1,781,635   1,532,505   4,809,338   3,911,881
                                                                   ---------   ---------   ---------   ---------
15.        Income before income tax expense                          207,792     335,327   1,243,386   1,050,640
16.        Income tax expense (Note 6)                                27,062      69,616     296,955     210,148
                                                                   ---------    --------   ---------   ---------
              Income before accounting change                        180,730     265,711     946,431     840,492
              Cumulative effect of adoption of SFAS No. 109                0           0      44,412           0
                                                                   ---------   ---------  ----------   ---------
20.        Net income                                               $180,730    $265,711    $990,843    $840,492
                                                                     =======     =======     =======     =======
21.        Earnings per share data (Note 5)                             $.45        $.66       $2.50       $2.21
                                                                         ===         ===        ====        ====

                            MID-SOUTH BANCORP, INC.
                                AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1993 AND 1992

                                                                                  1993          1992
CASH FLOWS FROM OPERATING ACTIVITIES
           Net income                                                           $990,843      $840,492
           Items not requiring (providing) cash:
              Minority interest                                                   17,533       (6,012)
              Depreciation                                                       355,555       279,485
              Amortization of premiums and discounts on investment
                and mortgage-backed securities                                    18,895      (92,815)
              Amortization of excess cost over market value of net
                assets acquired and servicing rights                              54,752        73,846
              Deferred income taxes                                             (44,412)             -
              Provision for loan losses                                          497,500       570,000
              Provision for real estate owned losses                              51,408        41,425
              Gain on sale of investments                                        (5,607)      (35,284)
              (Gain) loss on sale of real estate owned                           255,715      (34,478)
           Changes in:
              Accrued interest receivable                                         32,312        63,828
              Other receivables                                                (520,435)     (399,082)
              Other assets                                                     (141,279)     (100,808)
              Accounts payable and accrued expenses                              508,049        73,281
              Income taxes payable                                              (52,038)        29,073
                                                                               ---------     ---------
                 Net cash provided by operating activities                     2,018,791     1,302,951
                                                                               ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
           Net originations of loans                                        (11,943,561)   (5,279,121)
           Purchase of premises and equipment                                  (446,020)     (288,346)
           Proceeds from sale of premises                                        250,000             0
           Proceeds from sale of real estate owned                               511,102       887,354
           Proceeds from sale of investment securities                         1,788,675     1,426,010
           Proceeds from maturity of investment securities                    12,059,864    10,492,794
           Purchase of investment securities                                 (4,345,294)  (16,089,002)
           Cash acquired in the purchase of First Citizens Bank,
              net of cash paid                                                         0     2,992,594
           Expended for organizational expenses                                        0      (57,599)
                                                                             ----------    ----------
                 Net cash provided by (used in) investing activities         (2,125,234)   (5,915,316)
                                                                             ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
           Net increase (decrease) in demand deposits, NOW accounts,
             and savings deposits                                              (844,058)     6,356,428
           Net decrease of time deposits                                     (2,105,800)     (583,799)
           Dividends paid                                                      (324,544)     (233,257)
           Increase (decrease) in securities sold under agreements to
              repurchase                                                        (25,430)        78,996
           Increase (decrease) in TT&L deposits due U.S. Treasury               (33,312)        72,600
           Long-term borrowings                                                1,400,000     1,250,000
           Payment on long-term debt                                           (302,423)      (50,000)
                                                                             ----------      ---------
                 Net cash provided by (used in) financing activities         (2,235,567)     6,890,968
                                                                             ----------      ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                             (2,342,010)     2,278,603
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                13,969,973    12,171,561
                                                                              ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $11,627,963   $14,450,164
                                                                              ==========    ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - CONSOLIDATED STATEMENTS

  The financial statements included in this report are prepared on a consolidated basis. At 12:00 midnight on December 31, 1981, Simpson County Bank became a totally owned subsidiary of Mid-South Bancorp, Inc. in a reverse triangular merger. On January 3, 1984, Mid-South Bancorp, Inc. formed and capitalized Mid-South Credit Insurance Services, Inc., a totally owned subsidiary. The subsidiary was capitalized by issuance of 100 shares of no par ($10 stated value) common stock. Mid-South Credit Insurance Services, Inc. acts as agent to write credit life and accident and health insurance for Simpson County Bank. At 12:00 midnight on October 31, 1985, Adairville Banking Company became a totally owned subsidiary of Mid-South Bancorp, Inc. by purchase. On January 29, 1990, Mid-South Bancorp, Inc. formed and capitalized General Trust Company, a Tennessee trust company and totally owned subsidiary. This subsidiary purchased the name, assets and business of an existing Tennessee trust company. General Trust Company is chartered as a state bank, limited to trust powers only. On June 1, 1990, Mid-South Bancorp, Inc. acquired approximately 99% of Peoples Bank of Elk Valley by purchase and capital injection. On June 11, 1992, Mid-South Bancorp, Inc. acquired approximately 83% of First Citizens Bank by purchase and capital injection.
All intercompany transactions and balances have been eliminated for these statements.


Note 2 - INVESTMENT SECURITIES

  The carrying value and approximate market value of all investment securities owned at September 30, 1993 and December 31, 1992 are summarized as follows:

                                                            9-30-93                                   12-31-92
                                                            -------                                   --------
                 Category                      Carrying Value        Market Value        Carrying Value         Market Value
                 --------                      --------------        ------------        --------------         ------------
                    U.S. Treasury Securities  $      8,669,999     $       9,007,609    $      11,311,084    $      11,458,781
                    Obligations of other U.S.
                       Government Agencies
                       and Corporations             29,436,879            30,176,004           37,351,056           37,768,169
                    Obligations of States and
                       Political Subdivisions        8,640,822             9,051,008            7,855,386            8,030,720
                    Other securities                 2,757,473             2,779,196            2,455,256            2,464,635
                                                     ---------             ---------            ---------            ---------

                                              $     49,505,173     $      51,013,817    $      58,972,782    $      59,722,305
                                                    ==========            ==========           ==========           ==========

Note 3 - LOANS

  Unearned discounts and the allowance for loan losses have been deducted from total loans on the accompanying balance sheets. The components of net loans follow:

                                                                                               9-30-93               12-31-92
                    Total loans                                                              $116,247,561         $104,676,197
                    Less unearned discounts                                                     1,268,604            1,165,599
                                                                                              -----------          -----------
                                                                                              114,978,957          103,510,598
                    Less allowance for loan losses                                              1,896,855            1,698,737
                                                                                              -----------          -----------

                    Net loans                                                                $113,082,102         $101,811,861
                                                                                              ===========          ===========

  A summary of certain information with respect to nonaccruing and reduced rate loans at June 30, 1993 and 1992 follows:

                                                                                                  1993                  1992
                                                                                               ----------           ----------
                    Uncollected principal balance at end of period                             $1,326,250           $1,763,958

                    Interest income that would have been recorded
                       if all such loans were on a current basis
                       in accordance with their original terms                                    105,873              140,169

                    Interest income that was recorded                                              32,279               47,390


Note 4 - LONG-TERM DEBT

  At September 30, 1993 and December 31, 1992, the Corporation had the following long-term debt outstanding:

                                                                                              September 30,           December 31,
                                                                                                   1993                   1992
                                                                                               ------------           ------------
           Elk Valley Bancshares, Inc., 12% subordinated
              debenture; paid in full January 28, 1993.                                        $        0             $101,670

           Hart County Bank and Trust Company, Munford-
              ville, Kentucky, note; interest due quarterly;
              annual principal payments due each Septem-
              ber 30, with final maturity September 30,
              1997; interest rate adjusted on and as of
              any change in New York prime rate.  The
              rate at September 30, 1993 was 6.0%.  The
              loan is secured by all stock of Adairville
              Banking Company.                                                                    225,000              300,000

                                                                                              September 30,          December 31,
                                                                                                  1993                   1992
                                                                                              ------------          -------------
           NationsBank, Nashville, Tennessee, note;
              interest due quarterly; annual principal
              payments due each December 31, with final
              maturity December 31, 2001; interest rate
              adjusted on and as of any change in New York
              prime rate.  The rate at September 30, 1993 was 6.0%.
              The loan is secured by all stock of General
              Trust Company.                                                                     $625,000             $625,000

           First American National Bank, Nashville,
              Tennessee, note; interest due quarterly; annual
              principal payments due each May 1, beginning
              in 1993, with final maturity May 1, 2002;
              interest rate adjusted on and as of any change
              in First American's "Index Rate."  The rate at
              Septembe 30, 1993 was 6.0%.  The loan is secured by
              all common and preferred stock of The Peoples
              Bank of Elk Valley owned by Mid-South Bancorp,
              Inc.                                                                              1,400,000            1,500,000

           First American National Bank, Nashville, Tennessee,
              note; interest due quarterly; annual principal
              payments due each May 1, beginning in 1995, with
              final maturity May 1, 2004; interest rate adjusted
              on and as of any change in First American's "Index
              Rate."  The rate at September 30, 1993 was 6.0%.  The
              loan is secured by all stock of First Citizens Bank
              owned by Mid-South Bancorp, Inc.                                                  1,250,000            1,250,000

           Federal Home Loan Bank, Cincinnati, Ohio, fixed-rate
              notes; principal and interest payments due the
              first of each month to amortize the notes by
              June 30, 2003.  Currently, the monthly payments
              total $15,208.71 at an average interest rate of
              5.5%.                                                                             1,374,247                    0
                                                                                                ---------            ---------

                                                                                               $4,874,247           $3,776,670
                                                                                                =========            =========

Note 5 - DIVIDENDS

  The number of shares outstanding at September 30, 1993 and 1992, and dividends paid for the periods then ended are disclosed below:

                                                                                                           September 30,
                                                                                                   ----------------------------
                                                                                                   1993                   1992
                                                                                                   ----                   ----
                    Shares outstanding                                                            395,785              400,785
                                                                                                  =======              =======

                    Quarterly dividends paid per share                                           $    .27          $       .20
                                                                                                      ===                  ===

                    Total quarterly dividends paid                                               $106,862             $ 80,157
                                                                                                  =======               ======


Note 6 - INCOME TAXES

  Income taxes included on the accompanying consolidated income statements are computed based on taxable income as presented on the financial statements.


Note 7 - SUPPLEMENTAL CASH FLOW INFORMATION

                                                                                                        September 30,
                                                                                                  --------------------------
                                                                                                  1993                  1992
                                                                                                  ----                  ----
              Noncash Investing Activities

                    Unrealized gain (loss) in market value
                       of equity securities                                                    $   50,097           $ (23,391)
                    Real estate acquired in settlement of debt                                 $  175,097           $       0

              Additional Cash Information

                    Interest paid                                                              $4,634,123          $4,993,891
                    Income taxes paid                                                          $  445,326          $  153,734


Note 8 - PRO FORMA DISCLOSURE

  In connection with the June 1, 1992 acquisition of First Citizens Bank accounted for as a purchase, the following pro forma information is provided as though the companies had combined at the beginning of the period being reported.

                                                                                                    September 30,
                                                                                                    ------------
                                                                                                        1992
                                                                                                        ----
                    Total interest and other income                                                 $11,614,387
                                                                                                     ==========

                    Income before extraordinary items and
                       cumulative effect of accounting changes                                     $   768,730
                                                                                                       =======

                    Net income                                                                     $   768,730
                                                                                                       =======

                    Earnings per common share                                                      $      1.92
                                                                                                          ====

  Pro forma data above includes adjustments for additional interest income and expense related to financing the acquisition. The pro forma results are not necessarily indicative of what would have occurred had the acquisition actually been on January 1, 1992, nor are they indicative of future operations.


Note 9 - CONTINGENCIES

Litigation

  A number of legal proceedings exist in which the Company and/or its subsidiaries are either plaintiffs or defendants or both. Most of the lawsuits where the Company is plaintiff involve loan foreclosure activities. The Peoples Bank of Elk Valley is defendant in suits claiming misrepresentations and errors arising out of execution of loans. No estimate of eventual outcome is currently determinable. Management and outside legal counsel believe that the Corporation has strong defenses against the claims and intends to vigorously defend the suits. No provision has been made in the financial statements for any adverse results as there is no material adverse effect expected.

Stock Option Agreements

  The Company's newly acquired subsidiary, First Citizens Bank, has two stock option agreements with key employees. Under the agreements, 26,500 shares of common stock of First Citizens Bank were reserved for issuance upon exercise of the options. The agreements provide that the option price will be $7.00 per share. Neither agreement has been exercised to date. The options expire July 30, 1997.